INVESTOR DAY 2018 Beacon Presents December 13 | New York City Exhibit 99

Disclosure notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's latest Form 10-K. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with Generally Accepted Accounting Principles (“GAAP"). The Company utilizes non-GAAP financial measures to analyze and report operating results that are unaffected by differences in capital structures, capital investment cycles, and varying ages of related assets. Although the Company believes these measures provide a useful representation of performance, non-GAAP financial measures should not be considered in isolation or as a substitute for any items calculated in accordance with GAAP. A reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure can be found in the Appendix as well as Company’s latest Form 8-K, filed with the SEC on November 19, 2018. | www.becn.com

COMPANY OVERVIEW & STRATEGY Paul Isabella, President & Chief Executive Officer DIGITAL PLATFORM & KEY GROWTH INITIATIVES Eric Swank, Executive VP & Chief Commercial Officer BRANCH OPERATIONS OPPORTUNITY John McLaughlin, President, Northeast & Canada Division Q&A Morning agenda | www.becn.com

Building Blocks for Profitable Growth Product | Channel | Digital PAUL ISABELLA President & Chief Executive Officer

STRONG ROOFING CORE & NEW OPPORTUNITIES | www.becn.com PRODUCT DIVERSIFICATION Roofing remains our core Large growth potential in legacy exterior complementary New verticals emerging within insulation, waterproofing and solar Interiors has solid growth foundation DIVERSE CUTOMER CHANNELS Core roofing contractors Exteriors contracting trades Lumberyards/dealers Solar installers Specialty trade contractors Homebuilders NEW SALES PLATFORM - DIGITAL Compliments brick and mortar 24/7 catalog Embedded estimating Contractor productivity gains Distribution optimization Great Industry and We Are The Innovation Leader

Established Strong History A leader in key metropolitan markets 548 branches in 50 US states and 6 Canadian provinces* 100,000+ customers with a broad product offering up to 90,000 SKU’s Repair & Remodel fuels market demand (~70-75%) Strong long-term historical performance Sales CAGR = 17.7% Adjusted EBITDA CAGR = 17.3% Adjusted EBITDA Margin Average = 7.6% Rapid growth since 2004 IPO Opened 82 new greenfield locations Completed 46 acquisitions FY 04 to FY 18 = 17.7% CAGR Market Downturn Impacted Growth Rate 3-4 Points Since IPO | www.becn.com *Branch numbers as of October 31, 2018

Substantial, Growing Geographic Base | www.becn.com

REPAIR & REMODEL LEADS THE WAY

- Repair and remodel (R&R) market remains the key driver to Beacon demand
- Exteriors business is ~75-80% driven by R&R activity, while interiors is at ~50%
- Commercial re-roofing represents more predictable R&R activity with limited deferrals

COMBINED BEACON + ALLIED EXPOSURE	%R&R
Residential Roofing	~80%
Commercial Roofing	~80%
Complementary Products	
Exteriors	~60%
Interiors	~50%
Total Company	~70-75%

Source: Company Estimates

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Beacon

Successful acquisition culture Acquisition Efforts 46 Acquisitions Since IPO Attractive Valuation Multiples Proven Integration Track Record and Synergy Realization Substantial Growth in Market Share and Driver of Industry Consolidation Strategic Acquisition Types New/Emerging Product Platforms Strengthen Geographic Presence Localized Infill Opportunities Greenfield Driver Mega-Acquisitions | www.becn.com *Change in current year acquired sales divided by total sales

Large stable markets ROOFING PRODUCTS Estimated market size of $26 billion ~20% current share; 2nd largest distributor Beacon is a leading consolidator Pro-forma sales of $4.7 billion EXTERIOR COMPLEMENTARY Estimated market size over $30 billion Fragmented with diverse markets and channels to customers Pro-forma sales of $1.4 billion INTERIOR PRODUCTS Estimated market size of greater than $15B 4th largest, but a leader in served geographies Pro-forma sales of $1.0 billion | www.becn.com Beacon Source: Company Estimates

FY2016-2018 | BEACON’S Transformation Revenue from $2.5B to $7B+ 16 Acquisitions including RSG and Allied Market Share ~9% to ~20% Combined RSG + Allied Synergies: $175M+ EBITDA Margin Profile Raised 200-300 bps* Consolidation Boosting Health of Industry Digital Platform Launch Introduction and Buildout of Private Label Established Multiple Product Platforms Larger Size Raises Returns on Growth Initiatives 97 44 130 69 79 107 18 31 68 33 48 53 PRE-RSG BRANCH COUNT CURRENT BRANCH COUNT | www.becn.com *Based on combined Allied & RSG synergies on pro forma revenue base of ~$7B

Positioned to Win: 5 year Horizon | www.becn.com ROOFING EXTERIORS PRIORITY ELEMENTS STRATEGICC AREAS OF FOCUS Profitable Growth | Operational Excellence | Talent Development FINANCIAL GOALS INTERIOR Residential & Commercial Siding, Gutters, Windows, Doors, Waterproofing, Solar Wallboard, Ceilings, Insulation Financial Discipline | Beacon Values | Safety Culture 5-10% Organic Growth 9-11% EBITDA Margins

Building blocks of growth Source: Company Estimates MARKET GROWTH NEW BRANCH OPENINGS ACQUISITIONS SAME-BRANCH GROWTH INITIATIVES Delivering share gains through investments in proven and new market growth drivers Outperform market by 2-4% Stable R&R (~70-75% of Sales), Favorable Economy 46 Acquisitions since IPO Continued acquisition evaluation for strategic fit | www.becn.com Proven Execution to Continue

PRIVATE LABEL KEY Growth Drivers | www.becn.com Roofing remains our core business enhanced by growth enablers such as digital, private label and cross-selling DIGITAL OFFERING COMPLEMENTARY DELIVERY TRACKING Interior | Siding | Windows Waterproofing | Insulation

ADDITIONAL COMPLEMENTARY PRODUCTS PLATFORMS

	INTERIORS	WATERPROOFING	SOLAR	INSULATION
KEY ACQUISITIONS	Allied	Atlas | Lowry's ProCoat	Allied	RIS | EIS
ADDRESSABLE MARKET	$15+ Billion	$4-5 Billion	~$3 Billion	$2 Billion
MARKET SHARE	~6-7%	~8%	~3%	~6%
ATTRACTIVE MARKET CHARACTERISTICS	‣ Product Expansion ‣ Consolidating Market ‣ Shared Dynamics with Roofing	‣ Sales Synergies w/ Non-Res Roofing ‣ Strong West Coast Presence ‣ Product Expansion	‣ Renewable Energy Theme ‣ Overlapping Customers ‣ Synergies with Residential Roofing	‣ Energy Code Changes ‣ Geographic Expansion ‣ Commercial Opportunity

Source: Company Estimates

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Operational Excellence | www.becn.com Allied Integration Synergies Improved Procurement & Pricing Processes Successful Product Inflation Recovery Gross Margins Improved During Inflation Years

STRONG INVESTMENT THESIS Great industry and we are the innovation leader!!! High R&R exposure with relatively low discretion Substantial industry consolidation Strong management team and Board Multi-Channel approach in early stages Multiple specialty building products platforms Focused on cost leverage and efficiency gains | www.becn.com ü ü ü ü ü ü ü

BUILDING Blocks for profitable GROWTH ERIC SWANK Executive VP & Chief Commercial Officer

INTRODUCTION VISION FOR GROWTH MULTI-CHANNEL APPROACH PRIVATE LABEL EXPANSION PRICING STRATEGY SELLING EFFECTIVENESS WHY PROS CHOOSE BEACON PRESENTATION OVERVIEW | www.becn.com

INTRODUCTION | www.becn.com SALES & MARKETING PRODUCT MANAGEMENT Eric Swank EVP & Chief Commercial Officer ECOMMERCE PRIVATE LABEL PRICING Delivering Customer Solutions That Matter

VISION FOR GROWTH To be the EASIEST Distributor in The World to Work With | www.becn.com

OUR INDUSTRY IS CHANGING | www.becn.com 49% of Contractors Purchase Online Every Week 49% 76% of Contractors Purchase Online at Least Monthly 76% 93% of Homebuilders Purchase Online Monthly 93% Source: ProSales Magazine, Sept. 2018 We Don’t Just Go Online… We Live Online

VOICE OF THE CUSTOMER | www.becn.com Help Make My Team Efficient Provide A UPS Like Delivery Experience Give Me The Ability To Place Orders Anytime & Anywhere Give Me A Competitive Advantage When Selling At The Kitchen Table “ “ “ CUSTOMER FEEDBACK IS THE DRIVING FORCE BEHIND OUR INVESTMENTS “

multi-channel approach | www.becn.com 548 Branch Locations B2B buyers say personalized customer care has a moderate to major influence on their loyalty 82% Pro+ Digital Suite Source: Salesforce, December 2017 Expanded Market Presence and Industry Leading Multi-Channel Experience

Beacon benefits SAVE TIME BE MORE PRODUCTIVE THROUGH OUR VAST NETWORK MANAGE YOUR WORK MORE EFFICIENTLY UTILIZE OUR BEACON PRO+ DIGITAL SUITE ENHANCE YOUR BUSINESS ENJOY THE BEACON ADVANTAGE All 50 States & 6 Canadian Provinces 3,000 Trucks & 8,700 Team Members Expedited Measures, Homeowner Engagement Real Time Storm Activity Online Bill Pay 24/7 Access Account History Rebate Tracking DELIVERY TRACKING Real-Time Delivery Notifications CONTRACTOR MARKETING HOMEOWNER FINANCING Real-Time Storm Activity Expedited Measures, Homeowner Engagement REBATE TRACKING Lead generation | www.becn.com Driving Customer Value Through A Differentiated Offering

Real-World Examples of Our Digital Platform in Action CUSTOMER TESTIMONIAL VIDEO | www.becn.com

KEY FEATURES OF BEACON PRO+ | www.becn.com Time Savings / Efficiency Improved Order Accuracy Greater Visibility & Access to Products in Your Market Quick, Easy & Paperless 24/7 Access

KEY FEATURES OF BEACON 3D+ | www.becn.com Decreased Estimating & Material List Build Time Increased Average Revenue Per Job Increased Number of Estimates Per Day Higher Close Rates

Real Time Delivery Notifications Photos of Delivered Material Less Time Waiting / More Time Working Manage Multiple Orders Simultaneously Advanced Notice of Scheduled Delivery KEY FEATURES OF DELIVERY TRACKING | www.becn.com ORDERED SCHEDULED DELIVERED

PRIVATE LABEL expansion $250M combined PL sales Peak created by RSG RSG/Peak acquisition Allied/TRI-BUILT acquisition TRI-BUILT sales reach $100M TRI-BUILT sales reach $12M 1990 2006 2012 2014 2016 2018 2018 2,500+ SKUs 30+ PRODUCT CATEGORIES 50% CUSTOMERS PURCHASING PL TARGET $500M REVENUE BY 2021 TRI-BUILT created by Allied Beacon’s High Quality Brand of Products That Deliver Professional Results JANUARY OCTOBER | www.becn.com WILL ACHIEVE SALES AND MARGIN GROWTH BY DRIVING CUSTOMER ADOPTION

Pricing Strategy Comprehensive Approach That Drives Profitability and Supports Our Unique Value Prop GET THE PRICE SET THE PRICE People, process and system capabilities CAPABILITIES Optimizing pricing in the marketplace and day to day execution through our salesforce TACTICAL Real time data insights that unlock hidden opportunities to tailor pricing and drive sales ARCHITECTURE Pricing methods that support the business, portfolio and customer strategies STRATEGY | www.becn.com

SELLING EFFECTIVENESS MODEL

Driving Sales Excellence That Outperforms The Market

VISION

GOAL

RECOGNIZED AS THE MOST SKILLED AND TECHNICALLY CAPABLE SALESFORCE IN THE INDUSTRY

SALES PILLARS / TOOLS & RESOURCES

TALENT MANAGEMENT	TRAINING	ORGANIZATIONAL SUPPORT	ACCOUNTABILITY
Employer Branding	Quickstart Onboarding	Market Analysis	Leadership Engagement
Recruitment & Staffing	Sales Process	Strategic Initiatives	Clear Expectations
University Relationships	Product Knowledge	Sales & Ops Alignment	Strong Analytics
Sales Associates	Technology	Sales Leadership	Goals & Metrics
	Org. & People Review	Career Paths	Recognition & Rewards

SALES OPS

OPPORTUNITY SIZING, GOAL SETTING & RESOURCE ALLOCATION

VALUES

RESULTS ORIENTED | STRONG WORK ETHIC | PERSEVERANCE | DISCIPLINE | FRUGALITY | CREDIBILITY | TEAMWORK | PASSION

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Beacon

WHY PROS CHOOSE BEACON

Customer Engagement That Drives Customer Retention and Innovation

CLOSE OUT THE JOB
- Digital Bill Pay
- Online Rebate Tracking

DELIVERY
- Delivery Tracking
- Jobsite Pictures
- Triple Check

PURCHASE MATERIALS
- Beacon Pro+
- 3D+ Estimate to Order
- Project Management


CONTRACTOR
LIFECYCLE

ESTABLISH CREDIBILITY
- HomeAdvisor Partnership
- Certification Programs
- Custom Marketing Programs

GENERATE LEADS
- Digital Lead Gen
- Logic Track
- Storm Tracker

SELL THE JOB
- Homeowner Financing
- In-Home Visualizer

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Network Optimization John McLaughLin President, Northeast & Canadian Division

STRONGER TOGETHER Attractive Footprint New York/New Jersey, Upper Midwest, Hawaii Interiors Platform RSA Building Blocks Pricing Methodology Tri-Built Private Label Solar Expansion Opportunity Logistics Management (Software) Strong Organic Growth History Existing National Presence Emerging Digital Platform Experienced Integration Team Sophisticated Supply Chain Organization Alternative Customer Channel with Two-Step Model Strong National Accounts Reputation Strong Acquisition Track Record High Degree of Repair & Remodel Increased Density in Existing Markets Experienced Management Teams Strong Financial Discipline Innovation Leader Consistent Corporate Cultures Customer Focused Approach Safety Culture ALLIED BEACON COMBINED STRENGTHS ALLIED’S STRENGTHS BEACON’S STRENGTHS | www.becn.com

A network of branches sharing resources and coordinating operations WHAT IS A REGIONAL SERVICE AREA (RSA)? | www.becn.com

RSA Overview | www.becn.com EVOLUTION FROM TRADITIONAL SERVICE MODEL TO RSA Market-based P&Ls Coordinated fleet management / dispatch Geographic alignment of sales force Centralized hub with inventory concentration Facility relocations improving proximity to customers “Service Centers”

RSA Model at Allied – Key Steps Identified opportunities for improvement with route management, overlapping sales territories and inventory duplication Full rollout begins in Michigan and Illinois Standardized process, tracking key performance indicators for all RSAs Launched pilots in New York, New Jersey and California 2012 2013 2014 2015 | www.becn.com

Minimal Further Investment Needed for Growth “Low Risk” with Service Centers Delivery Efficiencies Increased Customer Interaction Measurable Benefits Produced RSA Model at Allied – Success Allied’s Decision to Pursue RSAs Organic Growth Management of Assets Leveraging Talent Customer Service | www.becn.com

Beacon RSA Strategy Our combined company has larger opportunities: | www.becn.com Larger critical mass in more MSAs (40+) Growth by acquisition creates branch infrastructure alignment opportunity Shared RSA experiences at both Allied and Beacon Adaptive RSA strategy flexes to fit a wide range of market sizes, delivery radius and existing infrastructure ü ü ü ü

RSA: Benefiting Customers, Suppliers & Beacon Through Sharing of Local Resources – Everyone Benefits Customers Benefit Improved delivery timetables Inventory availability Improved branch interactions Consistent end-to-end customer experience Suppliers Benefit Supply chain efficiencies Beacon & Shareholder Benefits Enhances sales growth Improves operating cost leverage, reduces working capital and lowers capex requests Better leverage of size/scale; local market competitive advantage | www.becn.com

Investor day 2018 BREAK FOR LUNCH 12:00 PM – 12:30 PM | www.becn.com

INVESTOR DAY 2018 Beacon Presents December 13 | New York City

SUPPLY CHAIN EVOLUTION & ALLIED INTEGRATION PROGRESS Brendan Daly, Executive VP & Chief Supply Chain Officer LONG-TERM FINANCIAL STRATEGY Joseph Nowicki, Executive VP & Chief Financial Officer Q&A AFTERNOON agenda | www.becn.com

Supply chain Brendan Daly Executive VP & Chief Supply Chain Officer

Supply chain evolution | www.becn.com 2014 2015 2016 2018 2020 2017 2019 Leadership Program Structured Procurement Central Buy Targeted Turns STRUCTURING 2 Leadership Hires Basic Procurement Simple Purchasing Inventory Control BASIC 1 Integrate RSG 95% Vendor Coverage Achieve Turns Targets Indirect Savings ADVANCING 3 Standard Vendor Agreements Inbound Logistics Add Fleet & CI Strategy Deployment Enhancing 4 Strategy Deployment Allied Integration Add Facilities Align Direct / Indirect Material ACHIEVING 5 Allied Integration Advanced Procurement RSA Implementation Logistics & Fleet Productivity ADOPTING 6 CI Embedded Integrated Logistics RSA Adoption Expanded EDI EXCELLING 7

Gross Margin | www.becn.com Down years for shingle market Core Pricing Capability Established in FY18 Pricing System Pilot Ongoing Margin vs Volume Lever Optimization ü ü ü ü

INVENTORY | www.becn.com Allied Acquisition Impacted FY 2018 Embedding Inventory Controls Throughout Allied Footprint Allied Conversions Complete April 2019 Daily Cycle Counts Implemented FY 2021 ü ü ü ü *Total 4th quarter COGS divided by average inventory from June to September

Allied Synergies | www.becn.com Fully Engage Leadership Teams Early Established Synergy Targets Savings Actions Initiated 01/02/18 Leveraged Best of Allied / Beacon Strong, Effective Communications Weekly Rhythm Ensures Success ü ü ü ü ü ü JAN’18 – CLOSE END FY18 $50M END FY19 $100M END CY19 $120M

SYSTEM – BACK OFFICE SYSTEM - BRANCH BRANCH OPTIMIZATION ORGANIZATION PRIVATE LABEL 2019 Pricing Software Interiors Complete Initiate RSA Model HR Systems Aligned Accelerate Adoption 2020 Integrated Training Linked Logistics Systems Digital System Expansion RSA Expand & Adopt Embed TriBuilt Brand 2018 Cybersecurity Alignment Exteriors Complete Consolidations Division/Region Org Peak to TRI-BUILT | www.becn.com Allied Progress report

CONTINUOUS IMPROVEMENT | www.becn.com Culture of Continuous Improvement Expanded VSM & Kaizens RSA & Fleet Optimization RSA Implementation 2022 2021 2020 2019 2018 2017 SDP Action Plans Applied to Allied Integration Strategy Deployment Planning (SDP), Value Stream Mapping & Kaizens

EASY TO DO BUSINESS WITH

- **Agreements**
  Standard Terms, Effective Reporting, ADP Improvement
- **Ordering**
  EDI Cost Data, Standard Units of Measure, Ease of Returns
- **Receiving**
  Bar Coding, Green Packaging, Standard Documentation
- **Shipping**
  RSA Implementation, GeoFenced Alerts, Delivery Pictures
- **Invoicing**
  EDI Invoicing, Simple Credits, Shared Logistics
- **Selling**
  Clear Labeling, Tech Support, Marketing Programs, Sales Leads

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Beacon

LONG TERM FINANCIAL STRATEGY JOSEPH NOWICKI Executive VP & Chief Financial Officer

HISTORY OF PERFORMANCE Sales CAGR of 15.7% Gross Margin CAGR of 16.2% Adjusted EBITDA CAGR of 14.4% FCF CAGR of 23.5% 23.7 22.4 23.1 24.5 22.7 23.7 23.7 24.5 24.8 24.6 GM% GROSS MARGIN in millions of dollars CAGR = 16.2% FY09 FY18 (3) (7) 13 12 4 8 10 64 47 6 YoY Growth% SALES GROWTH in billions of dollars CAGR = 15.7% FY09 FY18 FY09 FY18 CAGR = 14.4% ADJUSTED EBITDA in millions of dollars FY09 FY18 CAGR = 23.5% FREE CASH FLOW in millions of dollars ü ü ü ü | www.becn.com 10-YEARS

KEY STRATEGIC TENeTS DRIVE FUTURE financial Performance | www.becn.com Produce Profitable Growth Platform Diversification Multi-channel Approach High R&R Exposure Continued Employee Development Improved Productivity Lower Turnover ü ü Operational Excellence & Continuous Improvement RSA Implementation Private Label Expansion Supply Chain Evolution Maintain Strong Financial Discipline Margin Improvement Free Cash Flow Generation SOX Culture ü ü

Top Level Financial Goals linked to strategy | www.becn.com ROOFING EXTERIORS PRIORITY ELEMENTS STRATEGICC AREAS OF FOCUS Profitable Growth | Operational Excellence | Talent Development FINANCIAL GOALS INTERIOR Residential & Commercial Siding, Gutters, Windows, Doors, Waterproofing, Solar Wallboard, Ceilings, Insulation Financial Discipline | Beacon Values | Safety Culture 5-10% Organic Growth 9-11% EBITDA Margins

Detailed objectives supporting goals | www.becn.com EBITDA SALES BALANCE SHEET FINANCIAL STATEMENT MEASURE LONG-TERM TARGETS Market Growth up low-mid Single Digits Organic Sales vs. Market 200-400 bps above market Organic Growth up 5 - 10% Gross Margins 26 - 27% Adjusted Operating Costs (% of Sales) 16 - 17% Adjusted EBITDA Range 9 - 11% Capex to Sales < 1.0% Net Debt Leverage ≤ 3.0x

ORGANIC SALES GROWTH - THE FIRST BUILDING BLOCK

- R&R (~70-75% of sales) = low cyclicality and minimal spending discretion
- Same-branch growth initiatives in place, including digital, private label and complementary
- Greenfield strategy renewed in 2019
- Strong presence in major storm markets
- Attractive long-term macro outlook with re-roofing deferrals protecting macro downside



Cumulative Organic Growth
150
140
130
120
110
100
2010
2011
2012
2013
2014
2015
2016
2017
2018
Eight consecutive years of positive growth
Organic Growth CAGR +5% this decade

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Beacon

Continuing to outperform market | www.becn.com Complementary product expansion (siding, windows, doors, interiors, solar, private label) Multi-channel approach (digital, national accounts, dealers choice) Greenfield strategy renewed in 2019 Selling effectiveness model Expanded geographic base improves customer reach ü ü ü ü ü =200-400 bps Future Outperformance Source: Company Estimates

Greenfield Focus renewed in 2019 | www.becn.com Two acquisitions of top-five roofing distributors Sales growth from $2.5B to over $7B We’ve been busy.... Balanced greenfield growth with acquisition growth Targeting 10-15 greenfields annually in next several years Successful greenfield history: sales mature in 3-5 years with attractive ROIC

Strong Presence in major storm markets | www.becn.com Hail and hurricanes create demand volatility on an annual basis Multi-year storm damage is more consistent 2018 hail at low-end of historical range, comparable with 2014 / 2015 2019 guidance projects weak hail and no incremental hurricane contribution ü ü ü ü Source: NOAA

Key residential indicators | www.becn.com 2018 residential slowed; outlook remains positive ü Anticipate moderate growth/stabilization ü High R&R (and lower discretion R&R) lowers risk ü Source: National Association of Realtors (NAR) and U.S. Census Bureau

Key Non-residential indicators | www.becn.com Commercial demand remain consistent Non-residential focus heavily R&R based Lower exposure to storm demand Slow-to-moderate long term growth outlook ü ü ü ü Source: U.S. Census Bureau and American Institute of Architects (AIA)

Gross Margin Improvement continues | www.becn.com Down years for shingle market Higher margin product expansion (complementary products, private label) Allied procurement synergies Enhanced pricing discipline Rational competitive behavior by peers Increased purchasing power Supply chain evolution and best practices ü ü ü ü ü =100-200 bps Future Improvement ü

| www.becn.com Implementation of RSA model at the branch and division level Allied SG&A synergies Fixed cost operating leverage Ecommerce cost efficiencies Continuous improvement initiatives Corporate shared services and best practices ü ü ü ü ü =150-250 bps Future Improvement ü Operating Costs Remain Key Focus Point

EBITDA Margin Objectives | www.becn.com Reflects soft weather demand years; raising competitive pricing pressures and limiting operating expense leverage Long Term Goals Gross Margins 26 - 27% Adjusted Operating Costs (% of Sales) 16 - 17% Adjusted EBITDA Range 9 - 11%

BALANCE SHEET STRENGTH

Experience Achieving Leverage & Synergy Targets

RSG

Total Leverage:

- **Target:** Total leverage at close of 4.5x; goal to de-lever to ~2.0x in 3 yrs
- **Result:** <3.0x standalone leverage within two years

Synergy Realization within two years:

- **Target:** $50 million; **Realized:** $60 million

ALLIED

Total Leverage:

- **Target:** 2.0x leverage reduction in 24-36 months
- **Strategy to Achieve:** Debt repayment and EBITDA performance

Synergy Realization Within Two Years:

- **Target:** $120 million (up from initial $110 million target)
- **Strategy to Achieve:** Utilize in-house integration team and 3rd party advisors to integrate Allied and extract synergies
- **Long-Term Cash Tax Savings:** Section 338(h)(10) Election

Proven Ability to De-Lever



1.5x
4.5x
~1.5x reduction in 24 months
2.7x
5.0x
4.2x
Projected ~2x reduction in 24-36 months
3.0x
3/31/2015
Pro Forma At Announcement*
9/30/2017 Standalone**
Pro Forma At Announcement*
9/30/2018
2-3 Year Target

Leverage target of ~3.0x will be achieved by mix of debt paydown and EBITDA performance

*Please reference the presentation under our investor relations website dated 08/24/17
** Excludes proceeds from September 2017 secondary offering

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Beacon

BALANCE SHEET METRICS | www.becn.com Drive sustainable and consistent levels of free cash flow Use working capital efficiently; RSA model helps improve working capital requirements Capital expenditures ≤ 1% of sales Proper mix of fixed and pre-payable debt allow quicker deleveraging and protection against a rising interest rate environment Net Debt Leverage* Acquisition-related *Net debt divided by adjusted EBITDA: 2017 excludes proceeds from September 2017 secondary offering

Beacon Summary STRONG INVESTMENT THESIS | www.becn.com Great industry and we are the innovation leader!!! High R&R exposure with relatively low discretion Substantial industry consolidation Strong management team and Board Multi-Channel approach in early stages Multiple specialty building products platforms Focused on cost leverage and efficiency gains Long-term sales growth of 18% since IPO Above market organic growth history and outlook Synergy realization upside (RSG, Allied) 9-11% EBITDA target range Sustainable high levels of free cash flow generation Planned debt/EBITDA reduction to below 3x SOLID FINANCIAL PERFORMANCE

APPENDIX

Reconciliation – historical adjusted ebitda | www.becn.com ($Ks)

Reconciliation – historical financials (2004-2012) | www.becn.com ($Ks)

Reconciliation – historical financials (2013-2018) | www.becn.com ($Ks)